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                                  EXHIBIT 23.4





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                          CONSENT OF DINSMORE & SHOHL


                 We consent to the inclusion in this Registration Statement on Form S-4 of Fifth Third Bancorp of the form of our opinion set forth as Exhibit 8 to the Proxy Statement and Prospectus, which is part of this Registration Statement, and to the summarization thereof in the Proxy Statement and Prospectus under the caption "Federal Income Tax Consequences."

                                        DINSMORE & SHOHL



                                                      By:  /s/ J. Michael Cooney



Cincinnati, Ohio
December 8, 1995